UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 30, 2026

GILEAD SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19731	94-3047598
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 Lakeside Drive, Foster City, California
(Address of principal executive offices)
94404
(Zip Code)
650-574-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	GILD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2026 annual meeting of stockholders (the “Annual Meeting”) of Gilead Sciences, Inc. (the “Company”) was held on April 30, 2026. Of the 1,241,222,013 shares of the Company’s common stock entitled to vote at the Annual Meeting, 1,130,179,690 shares were represented at the beginning of the meeting in person or by proxy, which constituted a quorum. The voting results are presented below.
The Company’s stockholders elected nine directors to serve for the next year and until their successors are elected and qualified. The votes regarding the election of directors were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jacqueline K. Barton, Ph.D.	1,013,176,696	21,056,724	938,657	95,008,389
Jeffrey A. Bluestone, Ph.D.	1,017,337,149	16,873,041	961,887	95,008,389
Sandra J. Horning, M.D.	1,002,426,858	31,078,619	1,666,600	95,008,389
Kelly A. Kramer	995,947,854	38,240,224	983,999	95,008,389
Ted W. Love, M.D.	1,016,607,688	17,592,385	972,004	95,008,389
Harish Manwani	995,710,468	38,469,820	991,789	95,008,389
Daniel P. O’Day	980,597,212	50,179,985	4,394,880	95,008,389
Javier J. Rodriguez	1,019,197,783	15,002,200	972,094	95,008,389
Anthony Welters	992,619,897	40,842,646	1,709,534	95,008,389
The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The proposal received the following votes:

Votes For	1,046,350,569
Votes Against	82,831,295
Abstentions	998,602
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers as presented in the Proxy Statement. The proposal received the following votes:

Votes For	954,325,805
Votes Against	77,503,947
Abstentions	3,342,325
Broker Non-Votes	95,008,389
The Company’s stockholders approved the amended and restated Gilead Sciences, Inc. 2022 Equity Incentive Plan. The proposal received the following votes:

Vote For	970,290,586
Vote Against	62,501,433
Abstentions	2,380,058
Broker Non-Votes	95,008,389
The Company’s stockholders did not approve a stockholder proposal requesting an independent Board Chair policy. The proposal received the following votes:

Votes For	280,044,780
Votes Against	752,716,225
Abstentions	2,411,072
Broker Non-Votes	95,008,389

The Company’s stockholders did not approve a stockholder proposal requesting a report on the impact of extended patent exclusivities on patient access. The proposal received the following votes:

Votes For	134,042,210
Votes Against	886,986,584
Abstentions	14,143,283
Broker Non-Votes	95,008,389
The Company’s stockholders did not approve a stockholder proposal requesting a report on the risks of ESG and DEI executive compensation metrics. The proposal received the following votes:

Votes For	7,262,421
Votes Against	1,022,330,186
Abstentions	5,579,470
Broker Non-Votes	95,008,389

Item 9.01 - Financial Statements and Exhibits
(d): The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Gilead Sciences, Inc. 2022 Equity Incentive Plan, amended and restated April 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)
/s/ Keeley M. Cain Wettan
Keeley M. Cain Wettan
Executive Vice President, General Counsel, Legal and Compliance, and Secretary
Date: May 04, 2026